SUPPLEMENT DATED APRIL 15, 2002

                        TO THE GOLD BANK FUNDS PROPSECTUS
                              DATED JANUARY 1, 2002
                                    (Page 12)

In an effort to better serve new and existing clients who wish to deal directly with the Gold Bank Funds by mail, the combined Gold Bank Funds prospectus dated January 1, 2002 is supplemented as follows:

"Checks will now be made payable to Pershing instead of State Street Bank for new accounts opened by mail and additional investments to existing accounts sent in by mail. Please be sure to complete and sign the application included with the Prospectus for new accounts, and specify the Fund in which you want to invest."

Thank you for your business. If you have any question regarding new accounts set up directly by mail, please contact us at 1-800-481-2591.